Helping Build Boston—The Union Way

The AFL-CIO Housing Investment Trust builds on 35 years of experience investing union capital responsibly to deliver competitive returns to its participants while generating union construction jobs, affordable housing, and economic and fiscal impacts that benefit the communities where union members live and work.

Economic and Fiscal Impacts of the HIT-Financed Projects in Boston

In 2018 Dollars, Since Inception*

33	$564.2M	$21.0M	$1.4B	3,959
Projects	HIT Investment Amount	Building America NMTC Allocation	Total Development Cost	Housing Units Created or Preserved
11.7M	13,164	$981.9M	$75.8M	$2.5B
Hours of Union Construction Work	Total Jobs Across Industries	Total Wages and Benefits	State and Local Tax Revenue Generated	Total Economic Impact

PROJECT PROFILE:

LONGWOOD II APARTMENTS

The HIT provided $51.9 million of funding for the $66.7 million new construction of the 115-unit, Longwood II apartments, creating an estimated 478,300 hours of union construction work.

PROJECT PROFILE:

CHARLESVIEW APARTMENTS

The HIT provided $58.2 million in funding for the $152.0 million new construction of the 240, all affordable housing units, Charlesview Apartments project, creating an estimated 1,520,900 hours of union constuction work.

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*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and subsidiary Building America project data. The data is current as of September 30, 2019. Economic impact data is in 2018 dollars and all other figures are nominal.

Helping Build Boston—The Union Way	SEPTEMBER 2019

Horizons Watermark (Building America)	Maverick Landing	Old Colony

“When union pension capital is invested in construction projects built with 100% union labor and creating affordable housing, we are investing in our ourselves while addressing a critical community need.”

—Brian Doherty, Secretary-Treasurer

     Building and Construction Trades Council of Metropolitan Boston

RECENT BOSTON INVESTMENTS

Project	Location	HIT Investment Building America NMTC Allocation	TDC	Construction Work Hours
Dudley Municipal Center	Boston	$7,500,000	$115,853,503	1,222,940
Old Colony Phase 2A	Boston	$12,435,000	$22,211,272	211,980
Old Colony Phase 2B	Boston	$21,050,000	$39,236,796	377,070
Blackstone Apartments	Boston	$42,804,660	$72,800,962	142,680
Franklin Square Apartments	Boston	$47,330,000	$75,462,270	158,980
Georgetowne Homes One	Boston	$45,456,000	$123,637,753	505,480
Georgetowne Homes Two	Boston	$70,392,000	$201,565,948	805,100
Longwood II Apartments	Boston	$8,000,000	$62,076,217	455,850
Horizons Watermark	Boston	$51,940,400	$66,685,759	478,300
Old Colony Phase Three	Boston	$43,590,000	$51,044,431	409,210

*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and subsidiary Building America project data. The data is current as of September 30, 2019. Economic impact data is in 2018 dollars and all other figures are nominal

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. A prospectus containing more complete information may be obtained from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055 or by viewing the HIT’s website at www. aflcio-hit.com. The prospectus should be read carefully before investing.

2401 Pennsylvania Ave., NW, Suite 200 | Washington, DC 20037 | 202.331.8055 | www.aflcio-hit.com